UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 7, 2025

CAPRI HOLDINGS LTD
(Exact name of Registrant as Specified in its Charter)

001-35368
(Commission File Number)

British Virgin Islands	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
90 Whitfield Street, 2nd Floor
London, United Kingdom
W1T 4EZ
(Address of Principal Executive Offices)
44 207 632 8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Ordinary Shares, no par value	CPRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) of Capri Holdings Limited (the “Company”) held on August 7, 2025, shareholders were asked to vote with respect to the three proposals listed below. A total of 97,109,219 ordinary shares were present at the meeting (representing 82.34% of the total shares outstanding on the record date), and the votes were cast as follows:

Proposal No. 1 (Election of Directors) – The appointment of two Class II directors to serve until the 2028 annual meeting of shareholders and until the election and qualification of their respective successors in office was approved by the number of votes set forth below:

NAME	NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Judy Gibbons	88,388,716	83,122,051	5,186,804	79,861	8,720,503

Jane Thompson	88,388,716	87,144,155	1,164,820	79,741	8,720,503

Proposal No. 2 (Ratification of Independent Registered Public Accounting Firm) – The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2026 was approved by the number of votes set forth below:

NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
97,109,219	96,370,393	580,518	158,308	0

Proposal No. 3 (Say on Pay) – The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, by the number of votes set forth below:

NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
88,388,716	80,689,689	7,575,412	123,615	8,720,503

Proposal No. 4 (Say on Frequency) – The number of votes with respect to the advisory vote on the frequency of the advisory vote on the Company's executive compensation are set forth below:

NUMBER OF SHARES VOTED	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
88,388,716	86,258,748	62,767	1,930,269	136,932	8,720,503

In accordance with the voting results on this proposal, the Company has determined to hold an advisory vote on executive compensation annually until the next Say on Frequency vote. A Say on Frequency vote is required to be held at least once every six years.

Proposal No. 5 (Amended and Restated Incentive Plan) – The Company's Fourth Amended and Restated Omnibus Incentive Plan was approved by the number of votes set forth below:

NUMBER OF SHARES VOTED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
88,388,716	65,803,906	22,204,375	380,435	8,720,503

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPRI HOLDINGS LIMITED
Date: August 7, 2025
	By:	/s/ Krista A. McDonough
	Name:	Krista A. McDonough
	Title:	Chief Legal and Sustainability Officer